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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 10, 2002



                         COMPUTER LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its charter)


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
               DELAWARE                                0-26040                              36-3501869
     (State or Other Jurisdiction                    (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                      Identification No.)

                    C/O H. JASON GOLD, TRUSTEE IN BANKRUPTCY
                                    SUITE 450
                            1666 INTERNATIONAL DRIVE
                             MCLEAN, VIRGINIA 22102
                    (Address of principal executive offices)


                                 (703) 836-7004
              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On April 10, 2002, the Bankruptcy Court entered an Order approving the sale of the remaining student accounts receivables of the Company to PRA III, LLC for the sum of $2,200,000. The sale of student accounts receivable with an approximate face value of $32 million dollars was conducted by Tranzon Fox and sold to PRA III, LLC as the highest bidder through a bankruptcy auction process.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

        The Company filed for bankruptcy under Chapter 7 of the United States Bankruptcy Code on January 25, 2001 as Case No. 01-80096-RGM in the Eastern District of Virginia. The Honorable Robert G. Mayer is presiding judge.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   H. Jason Gold, as Chapter 7 Trustee for the
                                   Estate of Computer Learning Centers, Inc.



Date:  April 16, 2002              /s/ H. Jason Gold
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